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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 22, 1999
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


                PENNSYLVANIA                                 25-1435979
       -------------------------------                   -------------------
       (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                   Identification No.)


                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

           First Quarter 1999 Financial Results

           On April 22, 1999, PNC Bank Corp. ("Corporation") reported results of operations for the three months ended March 31, 1999. A copy of the earnings press release issued by the Corporation is attached as
           Exhibit 99.1 and incorporated herein by reference.

           Information on the Corporation's businesses for the three months ended March 31, 1999 and 1998, which reflects organizational and business changes made during 1999 as part of the Corporation's operating strategy, is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   PNC BANK CORP.
                                                   (Registrant)


           Date: April 28, 1999               By:    /s/ Robert L. Haunschild
                                                     -------------------------
                                                     Robert L. Haunschild
                                                     Senior Vice President and
                                                       Chief Financial Officer




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                                  EXHIBIT INDEX

99.1 Earnings press release issued by the Corporation on April 22, 1999, with respect to the results of operations for the three months ended March 31, 1999, filed herewith.

99.2 Business information for the three months ended March 31, 1999 and 1998, filed herewith.
















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